UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

September 6, 2016

(Date of earliest event reported)

Callon Petroleum Company

(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 North Canal St.

Natchez, Mississippi 39120

(Address of principal executive offices, including zip code)

(601) 442-1601

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On September 6, 2016, Callon Petroleum Company (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters listed in Schedule 1 thereto (collectively, the “Underwriters”), providing for the offer and sale in a firm commitment offering of 26,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a public offering price of $14.60 per share of Common Stock. Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to 3,900,000 additional shares of Common Stock at the same price. The offer and sale of the Common Stock is registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an effective automatic shelf registration statement on Form S-3 (File No. 333-210612), which was filed with the Securities and Exchange Commission on April 5, 2016. The Company expects the transaction to close on or about September 12, 2016.

In the Underwriting Agreement, the Company agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The foregoing description of the Underwriting Agreement is qualified by reference to the complete document, which is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure.

On September 6, 2016 the Company issued a press release announcing that it had priced the offering of the 26,000,000 shares of Common Stock. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title of Document

1.1	Underwriting Agreement dated as of September 6, 2016 between Callon Petroleum Company and Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC.

5.1	Opinion of Haynes and Boone, LLP.

23.1	Consent of Haynes and Boone, LLP (included in Exhibit 5.1 hereto).

99.1	Press release announcing pricing of underwritten public offering dated September 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

September 7, 2016	By: /s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Title of Document

1.1	Underwriting Agreement dated as of September 6, 2016 between Callon Petroleum Company and Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC.

5.1	Opinion of Haynes and Boone, LLP.

23.1	Consent of Haynes and Boone, LLP (included in Exhibit 5.1 hereto).

99.1	Press release announcing pricing of underwritten public offering dated September 6, 2016.